UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2015

BENEFICIAL BANCORP, INC.

(Exact name of registrant as specified in its charter)

Maryland	333-198282	47-1569198
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1818 Market Street, Philadelphia, Pennsylvania	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 864-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 12, 2015, Beneficial Savings Bank MHC (the “MHC”) completed its conversion from a mutual holding company to a stock holding company (the “Conversion”) and Beneficial Bancorp, Inc., a Maryland corporation (the “Company”), completed its stock offering conducted in connection with the Conversion, all pursuant to a Plan of Conversion and Reorganization (the “Plan”). Upon completion of the Conversion, the Company became the holding company for Beneficial Bank (the “Bank”) and acquired ownership of all the issued and outstanding capital stock of the Bank. In connection with the Conversion, 50,383,817 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) were sold in subscription and community offerings (the “Offering”) to certain depositors of the Bank and other investors at a price of $10.00 per share, for gross proceeds of $503.8 million. In addition and in accordance with the Plan, approximately 32,330,919 additional shares of Common Stock were issued to the public shareholders (i.e., shareholders other than the MHC) of Beneficial Mutual Bancorp, Inc., the former federally-chartered mid-tier holding company for the Bank, as of the closing date of the Conversion in exchange for their outstanding shares of common stock of Beneficial Mutual Bancorp (the “Exchange”). Each such share of common stock of Beneficial Mutual Bancorp was converted into the right to receive 1.0999 shares of Common Stock.

The Common Stock issued in the Offering and the Exchange was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-1 (File No. 333-198282) filed initially with the Securities and Exchange Commission (“SEC”) on August 21, 2014, as amended, and declared effective by the SEC on October 31, 2014 (the “Form S-1”).

The Common Stock is deemed registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to subsection (a) of Rule 12g-3 promulgated under the Exchange Act as a result of the Company becoming the successor issuer to Beneficial Mutual Bancorp in connection with the Conversion. The description of the Common Stock set forth under the heading “Description of Beneficial Bancorp Capital Stock” in the prospectus included in the Form S-1 is incorporated herein by reference.

For additional information, reference is made to the Company’s press release, dated January 12, 2015, included as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

99.1	Press Release dated January 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BENEFICIAL BANCORP, INC.

Date: January 12, 2015	By:	/s/ Gerard P. Cuddy
Gerard P. Cuddy
President and Chief Executive Officer